UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2006

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-133950	36-4469346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 850 Chicago, Illinois	60610
(Address of principal executive offices)	(Zip Code)

(312) 642-3700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 11, 2006 (the “Closing Date”), InnerWorkings, Inc. (“InnerWorkings”) entered into a Purchase Agreement (the “Purchase Agreement”) with Applied Graphics, Inc. (“Applied Graphics”), Thomas W. Johnson, Clayton M. Ichikawa, Peter Cowperthwaite and Michael Ketchum (the “Sellers”), pursuant to which InnerWorkings acquired all of the outstanding shares of capital stock of Applied Graphics (the “Acquisition”). For financial accounting and reporting purposes, the completion of the Acquisition will be deemed to have occurred after the close of business on September 30, 2006.

The Acquisition consideration consists of (i) $7,000,000 in cash paid on the Closing Date, (ii) up to an additional $150,000 in cash to be paid pursuant to certain adjustments, and (iii) up to an additional $4,850,000 in cash to be paid as follows (a) $1,925,000 if the gross profit generated by Applied Graphics from October 1, 2006 to September 30, 2007 equals or exceeds $9,650,000, (b) $1,925,000 if the gross profit generated by Applied Graphics from October 1, 2006 to September 30, 2008 equals or exceeds $19,300,000, (c) $500,000 if earnings before interest, taxes, depreciation and amortization (“EBITDA”) generated by Applied Graphics from October 1, 2006 to September 30, 2007 equals or exceeds $2,500,000, or a portion of the $500,000 if EBITDA is between $2,250,000 and $2,500,000 during that period, and (d) $500,000 if EBITDA generated by Applied Graphics from October 1, 2007 to September 30, 2008 equals or exceeds $2,800,000, or a portion of the $500,000 if EBITDA is between $2,550,000 and $2,800,000 during that period.

InnerWorkings, Applied Graphics and the Sellers made customary representations, warranties and covenants in the Purchase Agreement. The Purchase Agreement also contains customary indemnification provisions and a five-year non-competition covenant from each of the Sellers in favor of InnerWorkings. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the actual terms of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 8.01 Other Events.

On October 11, 2006, InnerWorkings issued a press release announcing the closing of the transactions contemplated by the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

No financial statements are filed herewith. InnerWorkings will file the required financial statements by amendment within the time period required by Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information

No pro forma financial statements are filed herewith. InnerWorkings will file the required pro forma financial statements by amendment within the time period required by Item 9.01 of Form 8-K.

(d) Exhibits:

Exhibit No.	Description
10.1	Purchase Agreement dated as of October 11, 2006 by and among InnerWorkings, Inc., Applied Graphics, Inc. and the owners of the capital stock of the Applied Graphics, Inc.

99.1	Press Release dated October 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: October 12, 2006	By:	/s/ Nicholas J. Galassi
	Name:	Nicholas J. Galassi
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Purchase Agreement dated as of October 11, 2006 by and among InnerWorkings, Inc., Applied Graphics, Inc. and the owners of the capital stock of the Applied Graphics, Inc.

99.1	Press Release dated October 11, 2006.